UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 21, 2010

Aastrom Biosciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	000-22025	94-3096597
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

24 Frank Lloyd Wright Drive, P.O. Box 376, Ann Arbor, Michigan		48106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(734) 930-5555

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2010 the Board of Directors of Aastrom Biosciences, Inc. (the "Company") elected Ronald M. Cresswell to its Board of Directors (the "Board"). On October 25, 2010 the Company issued a press release regarding Mr. Cresswell’s election. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

There is no arrangement or understanding between Mr. Cresswell and any other persons pursuant to which Mr. Cresswell was selected as a director. For the last two completed fiscal years, Mr. Cresswell has not participated and is not participating in any transactions or proposed transactions involving the Company as contemplated under Items 404(a) and (d) of Regulation S-K. Upon his election to the Board, Mr. Cresswell was granted an option to purchase 85,000 shares of the Company’s common stock at an exercise price of $1.55, such option to vest in three equal annual tranches beginning on the first anniversary of the grant date.

Mr. Cresswell was named to the Audit and the Corporate Governance and Nominating committees of the Board.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At its Annual Meeting of Shareholders held on October 21, 2010 (the "Annual Meeting"), the shareholders of the Company voted on the following matters, which are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on September 7, 2010: (i) to elect Timothy M. Mayleben, Alan L. Rubino, Nelson M. Sims, Harold C. Urschel, Jr. and Robert L. Zerbe as directors of the Company to each serve for a one-year term expiring at the Company’s annual meeting of shareholders in 2011 or until his successor has been elected and qualified ("Proposal 1") and (ii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011 ("Proposal 2").

The Company’s shareholders approved the nominees recommended for election in Proposal 1 at the Annual Meeting. Shareholders voted for directors as follows:

Timothy M. Mayleben - For: 3,489,610; Withheld: 166,858; Broker Non-Votes: 17,163,768
Alan L. Rubino - For: 3,187,244; Withheld: 469,224; Broker Non-Votes: 17,163,768
Nelson M. Sims - For: 3,513,400; Withheld: 143,068; Broker Non-Votes: 17,163,768
Harold C. Urschel, Jr. - For: 3,187,149; Withheld: 469,319; Broker Non-Votes: 17,163,768
Robert L. Zerbe - For: 3,185,828; Withheld: 470,640; Broker Non-Votes: 17,163,768

The Company’s shareholders approved Proposal 2. The votes cast at the Annual Meeting were as follows: 20,459,376 shares voted for, 272,700 shares voted against and 79,374 shares abstained from voting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aastrom Biosciences, Inc.

October 25, 2010	By:	/s/ Timothy Mayleben

Name: Timothy Mayleben
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 25, 2010.